                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                D.R. HORTON, INC.

                (Co-registrants are listed on the following page)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                               75-2386963
-----------------------------------------------    -----------------------------
     (State of Incorporation or Organization)             (IRS Employer
                                                        Identification No.)

         1901 Ascension Blvd., Suite 100
                 Arlington, Texas                            76006
-----------------------------------------------    -----------------------------
     (Address of principal executive offices)              (zip code)

  If this form relates to the              If this form relates to the
  registration of a class of securities    registration of a class of securities
  pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
  Exchange Act and is effective            Exchange Act and is effective
  pursuant to General Instruction          pursuant to General Instruction
  A.(c), please check the following        A.(d), please check the following
  box. /X/                                 box. / /


Securities Act registration statement file number to which this form relates:
                                                                                    --------------------
                                                                                       (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of Each Class          Name of Each Exchange on Which
                    to be so Registered                Each Class is to be
                    -------------------                     Registered
                                                   --------------------------

10-1/2% Senior Notes Due 2005 of the Registrant,       New York Stock Exchange
together with Guarantees of such Senior Notes by direct and indirect Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

         The following direct and indirect subsidiaries of registrant may guarantee the debt securities and are co-registrants under this registration statement.


                                                                      JURISDICTION OF
                                                                       INCORPORATION              I.R.S. EMPLOYER
                      NAME OF CO-REGISTRATION                         OR ORGANIZATION           IDENTIFICATION NO.
                      -----------------------                         ---------------           ------------------
C. Richard Dobson Builders, Inc.                                      Virginia                      54-1082672
CH Investments of Texas, Inc.                                         Delaware                      86-0831611
CHI Construction Company                                              Arizona                       86-0533370
CHTEX of Texas, Inc.                                                  Delaware                      74-2791268
Continental Homes, Inc.                                               Delaware                      86-0515339
Continental Homes of Florida, Inc.                                    Florida                       59-1237314
Continental Homes of Texas, L.P.                                      Texas                         74-2791904
Continental Residential, Inc.                                         California                    86-0724231
D.R. Horton, Inc. - Birmingham                                        Alabama                       62-1666398
D.R. Horton, Inc. - Chicago                                           Delaware                      75-2795240
D.R. Horton, Inc. - Denver                                            Delaware                      75-2666727
D.R. Horton, Inc. - Greensboro                                        Delaware                      75-2599897
D.R. Horton, Inc. - Louisville                                        Delaware                      75-2636512
D.R. Horton, Inc. - Minnesota                                         Delaware                      75-2527442
D.R. Horton, Inc. - New Jersey                                        Delaware                      75-2665362
D.R. Horton, Inc. - Portland                                          Delaware                      75-2763765
D.R. Horton, Inc. - Sacramento                                        California                    75-2569592
D.R. Horton, Inc. - San Diego                                         Delaware                      75-2460269
D.R. Horton - Texas, Ltd.                                             Texas                         75-2491320
D.R. Horton, Inc. - Torrey                                            Delaware                      75-2689997
D.R. Horton Los Angeles Holding Company, Inc.                         California                    75-2589298
D.R. Horton Management Company, Ltd.                                  Texas                         75-2436079
D.R. Horton San Diego Holding Company, Inc.                           California                    75-2589293
DRH Cambridge Homes, Inc.                                             California                    75-2589359
DRH Construction, Inc.                                                Delaware                      75-2633738
DRH Tucson Construction, Inc.                                         Delaware                      75-2709796
DRHI, Inc.                                                            Delaware                      75-2433464
KDB Homes, Inc.                                                       Delaware                      86-0565376
Meadows I, Ltd.                                                       Delaware                      75-2436082
Meadows II, Ltd.                                                      Delaware                      51-0342206
Meadows IX, Inc.                                                      New Jersey                    75-2684821
Meadows X, Inc.                                                       New Jersey                    75-2684823
SGS Communities at Grande Quay, LLC                                   New Jersey                    22-3481784

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The material set forth in the section captioned "Description of Debt Securities" in the Registrant's Form S-3 Registration Statement (Registration No. 333-76175) filed with the Securities and Exchange Commission (the "Commission") on April 13, 1999, and the section captioned "Description of Notes" in the Registrant's Prospectus Supplement dated March 16, 2000, filed or to be filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.


Item 2.  EXHIBITS.

Exhibit No.             Description
-----------             -----------
1                       Indenture, dated as of June 9, 1997, among the
                        Registrant, the guarantors named therein and American
                        Stock Transfer & Trust Company, as Trustee, relating to
                        Senior Debt Securities, is incorporated herein by
                        reference from Exhibit 4.1(a) to the Registrant's
                        Registration Statement on Form S-3 (Registration No.
                        333-27521) filed with the Commission on May 21, 1997.

2 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, including the form of the Registrant's 8 3/8% Senior Notes due
                        2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

3                       Second Supplemental Indenture, dated as of September 30,
                        1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

4                       Third Supplemental Indenture, dated as of April 17,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference form Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

5                       Fourth Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

6                       Fifth Supplemental Indenture, dated as of August 31,
                        1998, among the

                                                                               3


                        Registrant, the guarantors named therein and American
                        Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

7                       Sixth Supplemental Indenture, dated as of February 4,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, including the form of the Registrant's 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

8                       Seventh Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009 and the 8 3/8%
                        Senior Notes due 2004, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual
                        Report on Form 10-K for the fiscal year ended September
                        30, 1999, filed with the Commission on December 10,
                        1999.

9                       Eighth Supplemental Indenture, dated as of March 21,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K, filed with the Commission on March 17, 2000.

10                      Indenture dated as of April 15, 1996 between Continental
                        Homes Holding Corp. ("Continental") and First Union
                        National Bank, as Trustee, relating to the 10% Senior
                        Notes due 2006, including the form of the Registrant's
                        10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual
                        Report on Form 10-K for the year ended May 31, 1996. The
                        Commission file number for Continental is 1-10700.

11                      First Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference form Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

12                      Second Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

13                      Third Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

                                                                               4


14                      Amended and Restated Master Loan and Inter-Creditor
                        Agreement dated as of July 1, 1999, among D.R. Horton,
                        Inc., as a Borrower; Nationsbank, N.A., Bank of America
                        National Trust and Savings Association, Fleet National
                        Bank, Bank United, Comerica Bank, Credit Lyonnais New
                        York Branch, Societe Generale, Southwest Agency, The
                        First National Bank of Chicago, PNC Bank, National
                        Association, Amsouth Bank, Bank One, Arizona, NA, First
                        American Bank Texas, SSB, Harris Trust and Savings Bank,
                        Sanwa Bank California, Norwest Bank Arizona, National
                        Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative
                        Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  D.R. HORTON, INC.

Date: March 17, 2000              By: /s/ Samuel R. Fuller
                                      ----------------------------------------
                                                  Samuel R. Fuller
                                      Executive Vice President, Treasurer, and
                                              Chief Financial Officer

                                  CO-REGISTRANTS:
                                  ---------------
                                  C. Richard Dobson Builders, Inc.
                                  CHI Construction Company
                                  CHTEX of Texas, Inc.
                                  Continental Homes, Inc.
                                  Continental Homes of Florida, Inc.
                                  Continental Residential, Inc.
                                  D.R. Horton, Inc. - Birmingham
                                  D.R. Horton, Inc. - Chicago
                                  D.R. Horton, Inc. - Denver
                                  D.R. Horton, Inc. - Greensboro
                                  D.R. Horton, Inc. - Louisville
                                  D.R. Horton, Inc. - Minnesota
                                  D.R. Horton, Inc. - New Jersey
                                  D.R. Horton, Inc. - Portland
                                  D.R. Horton, Inc. - Sacramento
                                  D.R. Horton, Inc. - San Diego
                                  D.R. Horton - Texas, Ltd.
                                  D.R. Horton, Inc. - Torrey
                                  D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton San Diego Holding Company, Inc. DRH Cambridge Homes, Inc.
                                  DRH Construction, Inc.
                                  DRH Tucson Construction, Inc.
                                  DRHI, Inc.
                                  KDB Homes, Inc.
                                  Meadows I, Ltd.
                                  Meadows IX, Inc.
                                  Meadows X, Inc.

                                  By:  /s/ Samuel R. Fuller
                                      ----------------------------------------
                                       Samuel R. Fuller
                                       Assistant Treasurer of the
                                       Co-Registrants listed above

                                     CH INVESTMENTS OF TEXAS INC.
                                     MEADOWS II, LTD.



                                     By:  /s/ William Peck
                                         ---------------------------------------
                                         William Peck
                                         President

                                  CONTINENTAL HOMES OF TEXAS, L.P.
                                  By: CHTEX of Texas, Inc., its general partner



                                  By:  /s/ Samuel R. Fuller
                                      ------------------------------------------
                                      Samuel R. Fuller, Assistant Treasurer

                                  D.R. HORTON MANAGEMENT COMPANY, LTD
                                  D.R. HORTON - TEXAS, LTD.

                                  By:   Meadows I, Ltd., its general partner

                                           By: /s/ Donald R. Horton
                                              ---------------------------------
                                              Donald R. Horton
                                              Chairman

                                  SGS COMMUNITIES AT GRANDE QUAY, LLC

                                  By:      Meadows IX, Inc., a member

                                           By: /s/ Donald R. Horton
                                              ---------------------------------
                                              Donald R. Horton
                                              Chairman

                                  and

                                  By:      Meadow X, Inc., a member

                                           By: /s/ Donald R. Horton
                                              ---------------------------------
                                              Donald R. Horton
                                              Chairman


                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
1                       Indenture, dated as of June 9, 1997, among the
                        Registrant, the guarantors named therein and American
                        Stock Transfer & Trust Company, as Trustee, relating to
                        Senior Debt Securities, is incorporated herein by
                        reference from Exhibit 4.1(a) to the Registrant's
                        Registration Statement on Form S-3 (Registration No.
                        333-27521) filed with the Commission on May 21, 1997.

2 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, including the form of the Registrant's 8 3/8% Senior Notes due
                        2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

3                       Second Supplemental Indenture, dated as of September 30,
                        1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

4                       Third Supplemental Indenture, dated as of April 17,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference form Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

5                       Fourth Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

6                       Fifth Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

7                       Sixth Supplemental Indenture, dated as of February 4,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, including the form of the Registrant's 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

                                                                             10


8                       Seventh Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009 and the 8 3/8%
                        Senior Notes due 2004, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual
                        Report on Form 10-K for the fiscal year ended September
                        30, 1999, filed with the Commission on December 10,
                        1999.

9                       Eighth Supplemental Indenture, dated as of March 21,
                        2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10 1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K, filed with the Commission on March 17, 2000.

10                      Indenture dated as of April 15, 1996 between Continental
                        Homes Holding Corp. ("Continental") and First Union
                        National Bank, as Trustee, relating to the 10% Senior
                        Notes due 2006, including the form of the Registrant's
                        10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual
                        Report on Form 10-K for the year ended May 31, 1996. The
                        Commission file number for Continental is 1-10700.

11                      First Supplemental Indenture, dated as of April 20,
                        1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference form Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

12                      Second Supplemental Indenture, dated as of August 31,
                        1998, among the Registrant, the guarantors named herein by reference from Exhibit 4.10 to the Registrant's
                        Annual Report on Form 10-K for the fiscal year ended
                        September 30, 1998, filed with the Commission on December 10, 1998.

13                      Third Supplemental Indenture, dated as of August 31,
                        1999, among the Registrant, the guarantors named herein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

14                      Amended and Restated Master Loan and Inter-Creditor
                        Agreement dated as of July 1, 1999, among D.R. Horton,
                        Inc., as a Borrower; Nationsbank, N.A., Bank of America
                        National Trust and Savings Association, Fleet National
                        Bank, Bank United, Comerica Bank, Credit Lyonnais New
                        York Branch, Societe Generale, Southwest Agency, The
                        First National Bank of Chicago, PNC Bank, National
                        Association, Amsouth Bank, Bank One, Arizona, NA, First
                        American Bank Texas, SSB, Harris Trust and Savings Bank,
                        Sanwa Bank California, Norwest Bank Arizona, National
                        Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative
                        Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

                                                                             11